SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report (Date of Earliest event reported)   May 15, 1997


              ALEXANDER  MARK INVESTMENTS  (USA),INC.
     (Exact Name of Registrant as Specified in its Charter)




      Colorado              0-12122                   84-0601802
    (State of             (Commission              (IRS Employer
    Incorporation)        File Number)           Identification No.)


       17770 Preston Road,    Dallas, Texas   75252
           (Address  of  Principal  Executive  Offices)


Registrant's telephone number, including area code: (972)733-3005

ITEM1.    Changes in Control of Registrant

      On May 15, 1997 Daniel Wettreich, President and Director of the Registrant transferred 6,029,921 restricted common shares of the Registrant constituting 80% of the outstanding shares to Adina, Inc., a public OTC listed company. Control of the Registrant had changed to Adina.

                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     ALEXANDER MARK INVESTMENTS (USA), INC.

                       By:/s/ Daniel Wettreich
                         Daniel Wettreich
                         President

Dated:  May 29, 1997